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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 1999




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




            Delaware                    333-39643                52-1990183
            --------                    ---------                ----------
  (State or other jurisdiction      (Commission File          (I.R.S. Employer
of incorporation or organization)        Number)             Identification No.)


         2708 Cranberry Square                                    26508
       Morgantown, West Virginia                                  -----
       -------------------------                                (Zip Code)
  (Address Of Principal Executive Offices)




       Registrant's telephone number, including area code: (304) 594-1616
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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . .       2

EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .       3

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ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on December 21, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits


         99.1     Press Release dated December 21, 1999









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SIGNATURE





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         ANKER COAL GROUP, INC.


                                         /s/ Bruce Sparks
                                         ----------------
                                         Bruce Sparks
                                         President



Date:  December 21, 1999











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                                EXHIBIT INDEX


       Exhibit           Description
         No.

         99.1            Press Release dated December 21, 1999